EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Paid, Inc. (the “Company”) on Form 10-Q for the period ended June 30,  2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in their respective capacities as capacity as President and CEO of the Company and as CFO of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory Rotman
____________________________

Gregory Rotman

President and CEO

August 10, 2009

/s/ Richard Rotman
_____________________________

Richard Rotman

Chief Financial Officer

August 10, 2009

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